UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 3, 2004
                                                         ________________


                           GIBRALTAR STEEL CORPORATION
              ____________________________________________________
             (Exact name of registrant as specified in its chapter)


               Delaware                       0-22462           16-1445150
       ___________________________          ___________     __________________
      (State or other jurisdiction          (Commission       (IRS Employer
           of incorporation)                File Number)    Identification No.)


                3556 Lake Shore Road
                   P.O. Box 2028
                 Buffalo, New York                         14219-0228
       ______________________________________              __________
      (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (716) 826-6500

           __________________________________________________________
          (Former name or former address, if changed since last report)


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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired. No financial statements are required to be filed under applicable rules.

     (b) Pro Forma Financial Information. No pro forma financial information is required under applicable rules.

     (c) Exhibits.

           99.1     Press Release of the Company dated February 3, 2004.

Item 9.     Regulation FD Disclosure

The following information is being provided under Item 12:

On February 3, 2004, Gibraltar Steel Corporation issued a press release announcing operating results for the fourth quarter and year ended December 31, 2003.

The information contained in the press release dated February 3, 2004, is incorporated herein by reference and attached as exhibit 99.1 herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 3, 2004                     GIBRALTAR STEEL CORPORATION

                                            /S/  John E. Flint
                                            ____________________________________
                                            Name: John E. Flint
                                            Title: Chief Financial Officer

EXHIBIT INDEX
99.1 Press Release of the Company dated February 3, 2004